Semiannual Report as of June 30, 2001

Evergreen
                 Variable Annuity Trust
                   VA International Growth Fund

The First Family of Mutual Funds

Table of Contents

Letter to Shareholders	1	Statement of Assets and Liabilities	16
Fund at a Glance	3	Statement of Operations	17
Portfolio Manager Interview	4	Statement of Changes in Net Assets	18
Financial Highlights	7	Notes to Financial Statements	19
Schedule of Investments	8

Letter to Shareholders

August 2001

William M. Ennis President and CEO	Dennis H. Ferro Chief Investment Officer

Dear Evergreen Shareholders,

We are pleased to provide the Evergreen Variable Annuity Trust semiannual report, which covers the six-month period ended June 30, 2001.

Equity Markets Struggle in Uncertain Economy

We began 2001 with the word “recession” looming like a distant dark cloud. As the year 2000 came to a close, economists warned that the economy was slowing rapidly and that the Federal Reserve Board needed to aid a faltering economy. In the middle of December, the futures markets expected three 25 basis point rate cuts by September of this year, to bring the Fed Funds rate to 5.75%. An accommodative Federal Reserve has far surpassed that mark, beginning with a surprise intermeeting rate cut while we were putting away our New Year’s party hats in early January. Five others joined that first rate cut so far this year, landing the Fed Funds rate at 3.25%, with projections holding steady for at least one more cut to come.

The activity in the financial markets over the first half of 2001 can largely be represented by a game of Chutes and Ladders. So far this year, as one index, sector, or individual stock began to climb up the ladder of gains, it fell right back down the chute into negative territory.

A steady barrage of negative earnings warnings battered the equity market. The technology-laden NASDAQ led the declines, posting its worst ever first quarter performance of –25.5%. The Dow Jones Industrial Average and the S&P 500 followed suit, with losses of –1.85% and –6.70%, respectively. Various factors contributed to the deterioration of the indexes. Fears that declines in the Japanese stock market might cause Japanese banks to default, worried markets around the world, and the yen dropped to a 20-month low against the dollar. Most major industry sectors posted negative total returns for the quarter. Technology, capital goods, and healthcare were hit the hardest in the sell-off, while consumer discretionary and transportation were the only sectors that managed to produce positive gains. Most foreign equity markets also suffered sharp setbacks due to disappointing earnings news and growing fears of a spreading growth recession in the U.S.

In the Chutes and Ladders fashion, the market turned around performance in the second quarter. After a difficult first quarter, April provided a welcome reprieve for investors. However, in keeping with the “what goes up must come down” pattern, the U.S. equity market failed to repeat its spectacular April performance in May. The market began the month brimming with optimism, looking past the expected plunge in earnings and lack of visibility for most companies. But, by the final week of the month, negative warnings from high profile companies began to take their toll on market sentiment, triggering a sharp sell-off that wiped out much, if not all, of the prior month’s gains.

Despite the ongoing weakness of the equity market, we remain cautiously optimistic regarding its prospects longer term. Favorable demographics and supportive monetary and fiscal policies are substantial long-term reasons for our optimism. In the shorter-term, we should see a bottoming in year-over-year profits growth in the second quarter releases as comparisons get easier for corporate America.

Fixed Income Investments Offer Reprieve from Volatile Equity Markets

Bonds outperformed stocks again during the first quarter, continuing the trend from 2000. In response to the 150 basis points of cuts from the Federal Reserve, yields on short and intermediate maturity Treasuries fell. The Lehman Brothers Aggregate Bond and Lehman Brothers Government/Credit Indexes returned 3.62% and 3.51%, respectively. The intermediate bond sector posted the best performance for the quarter. Yields on short–intermediate Treasuries fell as much as 90 basis points during the quarter. By contrast, Treasury bond yields were flat to slightly higher, on concern that a tax cut could result in a reduction of the

Letter to Shareholders (continued)

Treasury buy back program and a reversal of the current easy monetary policy and tight fiscal policy mix over the long term. Despite record new-issue supply and a weak corporate earnings outlook, the corporate sector posted the best total return of the major sectors.

The prospect of a rebound of economic activity later this year or early in 2002 in response to the tax cut and aggressive easing of monetary policy should keep yields on Treasury notes and bonds range-bound until inflation news turns decisively better. Corporate and mortgage securities, on the other hand, are still very attractively priced with yield spreads extremely wide by historical standards. Consequently, our fixed income strategy continues to target a neutral duration posture and limited exposure to Treasury securities to take advantage of generous yields and opportunities for capital appreciation offered by corporate and mortgage securities.

The Importance of Diversification

An environment like the past six months offers many reasons for building a diversified portfolio rather than trying to predict the market’s movements. Diversification provides exposure to many different opportunities while reducing the risk of any single investment or strategy.

We invite you to visit our enhanced website, www.EvergreenInvestments.com, for more information about Evergreen Funds. Thank you for your continued investment in Evergreen Funds.

Sincerely

William M. Ennis
President & CEO
Evergreen Investment Company, Inc.

Dennis H. Ferro
Chief Investment Officer
Evergreen Investment Management Company

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA International Growth Fund
Fund at a Glance as of June 30,  2001

“We plan to continue to emphasize
investments in stable companies
with established business
operations, demonstrated earnings
records and reasonable stock
valuations.”

Portfolio
Management

Gilman C. Gunn
Tenure: August 1998

PERFORMANCE & RETURNS1

Portfolio Inception Date:	8/17/1998

6 month return	–12.93%

Average Annual Returns

1 year	–15.35%

Since Portfolio Inception	2.48%

6-month income dividends per share	$0.02

LONG TERM GROWTH

Comparison of a $10,000 investment in Evergreen VA International Growth Fund1 versus a similar investment in the Morgan Stanley Capital International Europe, Australasia and Far East Index (MSCI EAFE) and the Consumer Price Index (CPI).

The MSCI EAFE is an unmanaged market index which does not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

1Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Performance includes the reinvestment of income dividends and capital gains distributions.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

Funds that invest in high yield, lower-rated bonds may contain more risks due to the increased possibility of default.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

All data is as of June 30, 2001 and subject to change.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA International Growth Fund
Portfolio Manager Interview

How did the fund perform?

Evergreen VA International Growth Fund continued to outperform industry benchmarks and competitive funds despite posting a negative return for the six-month period ended June 30, 2001. The fund’s total return for the period was –12.93%, compared to a return of –15.47% for the benchmark MSCI EAFE Index and an average return of –14.34% for variable annuity international portfolios.

Portfolio
Characteristics

(as of 6/30/2001)

Total Net Assets	$8,020,330

Number of Holdings	174

P/E Ratio	28.4x

What was the environment like for international investing during the six-month period?

It was a challenging period for international investing. The most important factor was the decline in the value of the European currency, the euro, in international markets. During the six months, the euro lost 11% of its value compared to the U.S. dollar. Most international portfolios, including the fund, had more than 50% of their assets invested in Europe, which is home to many leading global corporations. As a result, the weakness of the euro was a major factor in the negative performance of internationally oriented investment funds. Even when investments in European companies turned in positive performance in the local markets, they tended to translate into losing returns when converted into the U.S. dollar. Because we believed the euro began the period at a relatively attractive value, we did not hedge the currency position of our European investments. As a result, we felt the full brunt of the euro’s weakness. We continue to believe that the U.S. dollar has become very expensive relative to the European currency. The dollar, for example, is at a 12-year high versus a trade-weighted basket of foreign currencies. As a result of the weakness of the euro, European-based companies have become even more competitive versus non-European companies. Their inexpensive currency allows them to offer their goods and services at very competitive prices on international markets. They can either hold their prices steady and increase profit margins or cut their prices and increase their market share.

Top 5 Sectors

(as a percentage of 6/30/2001 net assets)

Financials	29.4%

Consumer Discretionary	12.1%

Consumer Staples	11.6%

Healthcare	11.1%

Industrials	8.8%

What other factors influenced performance?

On the positive side, our investments in Canada helped support fund returns significantly. We had about 8% of net assets invested in Canada, which is not represented in the MSCI EAFE Index. In Canada, we took advantage of opportunities among life insurance companies, many of which had de-mutualized in 2000, as well as in natural resource companies, which tended to be value opportunities.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA International Growth Fund
Portfolio Manager Interview

Our decisions to de-emphasize technology and telecommunications companies also helped performance, as those sectors continued to suffer through a significant slump.

We have been underweighted in Japan during the last six months. In general, we stayed away from investments in major Japanese banks because of our continued concern about their bad debt problems. However, Japanese banks performed well during the last six months, in spite of the fact that neither the Japanese financial nor the political systems have yet to offer specific plans to rescue the banks from their significant loan problems. We will continue to underweight the Japanese market until we see more evidence of significant reform.

What specific investments helped performance?

One of our largest holdings, Brascan, a diversified Canadian corporation with interests in a number of industries, which performed very well. We were attracted to this investment because of its new management team and its relatively inexpensive stock price. The corporation, which invests in a number of other companies, was selling at a 30% discount to its net asset value. To add to the attractiveness, the stock prices of many of its holdings were also selling at significant discounts.

Another value-oriented Canadian investment was Moore Corporation, which rose about 28% in value since we purchased it six months ago. Energized by a new management team, this manufacturer of business forms was out of favor because of investor concerns about the potential impact of the internet on traditional paper-based business products.

Outside Canada, one of the strongest performers was Austria Tabak, which rose in value 57% in less than a year. Forty percent of this tobacco company was owned by the Austrian government. The company has been taken over by a U.K.-based corporation at a favorable price that also applies to minority shareholders of Austria Tabak.

Another outstanding investment was Kempen, a Dutch brokerage and asset management corporation that also became a takeover target. Kempen, which is a brokerage firm that focuses on small-company stocks, was acquired by a larger European financial institution at a favorable price to shareholders of Kempen.

Top 10 Holdings

(as a percentage of 6/30/2001 net assets)

Azko Nobel NV	2.1%

Sappi, Ltd.	2.0%

Nestle SA	1.9%

Sumitomo Marine & Fire Insurance Co., Ltd.	1.9%

Brascan Corp.	1.7%

British America Tobacco Plc	1.5%

HSBC Holdings Plc – Hong Kong Exchange	1.4%

Groupe Bruxelles Lambert SA	1.4%

Castorama Dubois Investissement SA	1.4%

Mitsui Marine & Fire Insurance Co., Ltd.	1.4%

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA International Growth Fund
Portfolio Manager Interview

What is your outlook for international investing?

The investment outlook is influenced both by the positive impact of lower interest rates and the negative impact of higher energy prices and slower global economic growth.

We believe declines in short-term interest rates in the United States and other developed nations should help support greater economic growth in 2002. However, the impact of lower rates may be offset somewhat by higher energy prices. As corporations deal with the impact of high energy prices, profit margins may get squeezed.

We plan to continue to emphasize investments in stable companies with established business operations, demonstrated earnings records and reasonable stock valuations. In the coming months, we may migrate gradually from very defensive industries and increase weighting in more economically sensitive corporations that should prosper from any increase in economic growth around the world.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA International Growth Fund
Financial Highlights

(For a share outstanding throughout each period)

	Six Months Ended June 30, 2001 (unaudited)	Year Ended December 31,

		2000	1999 #	1998 (a) #

Net asset value, beginning of period	$11.52	$12.72	$9.39	$10.00

Income from investment operations
Net investment income	0.08	0.10	0.09	0.03
Net realized and unrealized gains or losses on securities
and foreign currency related transactions	(1.57)	(0.74)	3.48	(0.64)

Total from investment operations	(1.49)	(0.64)	3.57	(0.61)

Distributions to shareholders from
Net investment income	(0.02)	(0.06)	(0.14)	0
Net realized gains	0	(0.50)	(0.10)	0

Total distributions	(0.02)	(0.56)	(0.24)	0

Net asset value, end of period	$10.01	$11.52	$12.72	$9.39

Total return*	(12.93%)	(5.06%)	38.22%	(6.10%)
Ratios and supplemental data
Net assets, end of period (thousands)	$8,020	$8,764	$3,782	$1,425
Ratios to average net assets
Expenses‡	1.00%†	1.02%	1.03%	1.02%†
Net investment income	1.61%†	1.14%	0.87%	1.05%†
Portfolio turnover rate	77%	127%	144%	59%

(a)	For the period from August 17, 1998 (commencement of operations) to December 31, 1998.
*	Total return does not reflect charges attributable to your insurance company’s separate account.
†	Annualized.
‡	The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
#	Net investment income is based on average shares outstanding during the period.

See Notes to Financial Statements.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA International Growth Fund
Schedule of Investments

June 30, 2001 (Unaudited)

	Country	Shares	Value

COMMON STOCKS–93.5%
CONSUMER DISCRETIONARY–12.1%
Auto Components–1.0%
Autoliv, Inc.	United States	4,648	$79,939

Automobiles–2.9%
Fiat SpA	Italy	2,328	45,573
Peugeot SA	France	300	81,533
Toyota Motor Corp.	Japan	3,100	109,126

			236,232

Distributors–0.5%
Mitsubishi Corp.	Japan	5,000	40,294

Hotels, Restaurants & Leisure–0.1%
NH Hoteles SA	Spain	962	11,389

Household Durables–1.1%
Electrolux AB	Sweden	2,800	38,756
Otsuka Kagu	Japan	100	5,934
Sony Corp.	United States	600	39,480

			84,170

Leisure Equipment & Products–0.8%
Fuji Photo Film Co.	Japan	1,000	43,140
Nintendo Co., Ltd.	Japan	100	18,202

			61,342

Media–1.0%
Aegis Group Plc	United Kingdom	5,400	7,985
Edipresse SA	Switzerland	32	10,313
Quebecor, Inc., Class B	Canada	992	16,635
Springer Axel Verl	Germany	160	9,356
Telegraaf Holdings NV	Netherlands	2,172	38,654

			82,943

Multi-line Retail–1.2%
Karstadt AG	Germany	1,900	56,307
New Clicks Holdings, Ltd.	South Africa	5,821	6,868
Next Plc	United Kingdom	2,500	32,743

			95,918

Specialty Retail–3.4%
Castorama Dubois Investissement SA	France	525	112,963
Electronics Boutique Plc	United Kingdom	11,165	16,785
Moore Corp., Ltd.	Canada	9,972	54,210
Signet Group Plc	United Kingdom	30,132	37,555
Toys “R” Us Japan *	Japan	500	50,116

			271,629

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA International Growth Fund
Schedule of Investments (continued)

June 30, 2001 (Unaudited)

	Country	Shares	Value

COMMON STOCKS–continued
CONSUMER DISCRETIONARY–continued
Textiles & Apparel–0.1%
Inditex SA *	Spain	300	$4,792

CONSUMER STAPLES–11.6%
Beverages–2.6%
Al-Ahram Beverage Co. SAE, GDR 144A	Egypt	4,072	47,020
Chosun Brewery Co.	South Africa	1,340	45,233
Diageo Plc	United Kingdom	5,600	61,515
Pernod-Ricard SA	France	666	46,732
Remy Cointreau SA	France	392	11,295

			211,795

Food & Drug Retailing–0.9%
Sobeys, Inc.	Canada	4,141	67,534

Food Products–3.4%
Groupe Danone	France	186	25,551
Grupo Industrial Bimbo SA de CV, Ser. A	Mexico	11,000	19,437
Lindt & Spruengli, Ltd.	Switzerland	51	25,748
Nestle SA	Switzerland	730	155,224
Souza Cruz CIA SA	Brazil	10,000	49,924

			275,884

Household Products–0.3%
Kao Corp.	Japan	1,000	24,858

Personal Products–0.2%
Shiseido Co., Ltd.	Japan	2,000	18,764

Tobacco–4.2%
Austria Tabak	Austria	478	33,419
British America Tobacco Plc	United Kingdom	15,900	120,917
Eastern Tobacco Co.	Egypt	6,700	80,785
Swedish Match Co. AB	Sweden	21,180	99,345

			334,466

ENERGY–6.6%
Energy Equipment & Services–0.1%
Fugro NV	Netherlands	100	5,576

Oil & Gas–6.5%
Alberta Energy, Ltd.	Canada	181	7,454
Anderson Exploration, Ltd. *	Canada	737	14,885
BP Amoco Plc	United Kingdom	5,361	44,129
BP Amoco Plc, ADR	United Kingdom	1,600	79,760
Canadian Natural Resources, Ltd.	Canada	250	7,388
Eni SpA	Italy	6,846	83,544
Nexen, Inc.	Canada	1,640	41,173

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA International Growth Fund
Schedule of Investments (continued)

June 30, 2001 (Unaudited)

	Country	Shares	Value

COMMON STOCKS–continued
ENERGY–continued
Oil & Gas–continued
Petro-Canada	Canada	3,032	$71,964
Repsol-YPF SA	Spain	1,773	29,299
Royal Dutch Petroleum Co.	United States	700	40,789
Shell Transportation & Trading Co. Plc	United Kingdom	2,308	19,210
TotalFinaElf SA, Class B	France	615	86,203

			525,798

FINANCIALS–29.4%
Banks–5.4%
Anglo Irish Bank Corp. Plc	Ireland	3,490	13,280
Banco Bilbao Vizcaya SA	Spain	3,104	40,194
Banque Nationale de Paris	France	305	26,571
Barclays Bank Plc	United Kingdom	3,048	93,576
DBS Group Holdings, Ltd.	Singapore	3,144	23,123
Deutsche Bank AG	Germany	335	24,029
Dexia	Belgium	410	6,511
Kookmin Bank	South Korea	2,900	38,912
Royal Bank of Scotland Group Plc	United Kingdom	2,800	61,791
UBS AG	Switzerland	100	14,333
Verwalt & Private Bank	Switzerland	60	10,687
Wing Hang Bank, Ltd.	Hong Kong	21,300	81,242

			434,249

Diversified Financials–10.6%
Aberdeen Asset Managers, Ltd.	United Kingdom	2,548	18,301
Aiful Corp.	Japan	450	40,594
Brascan Corp.	Canada	7,820	134,078
Close Brothers Group Plc	United Kingdom	2,204	26,150
Collins Stew Holdings *	United Kingdom	3,424	15,985
DCC Plc	Ireland	3,284	30,613
Fortis (NL) NV	Netherlands	4,451	108,332
Garban Plc	United Kingdom	1,316	11,630
Groupe Bruxelles Lambert SA	Belgium	2,035	114,166
HSBC Holdings Plc – Hong Kong Exchange	United Kingdom	9,750	115,003
HSBC Holdings Plc – London Exchange	United Kingdom	6,475	76,825
IVG Holding AG	Germany	900	10,869
Nomura Securities International, Inc.	Japan	1,000	19,164
Orix Corp.	Japan	200	19,453
Pargesa Holding AG	Switzerland	32	73,031
Takefuji Corp.	Japan	400	36,340

			850,534

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA International Growth Fund
Schedule of Investments (continued)

June 30, 2001 (Unaudited)

	Country	Shares	Value

COMMON STOCKS–continued
FINANCIALS–continued
Insurance–10.0%
Allianz AG	Germany	217	$63,398
Assicurazioni Generali SpA	Italy	562	16,908
Axa	France	916	26,121
Chubb Corp.	United Kingdom	4,425	10,360
Clarica Life Insurance Co.	Canada	1,068	31,493
Dai Tokyo Fire & Marine Insurance Co.	Japan	3,000	9,983
Industrial Alliance Life Insurance Co.	Canada	3,565	90,088
Manulife Financial Corp.	Canada	1,114	31,087
Mitsui Marine & Fire Insurance Co., Ltd.	Japan	22,000	112,549
Munchener Ruckvers *	Germany	167	46,590
Nippon Fire & Marine Insurance Co.	Japan	11,000	41,280
Prudential Corp. Plc	United Kingdom	2,472	29,974
Riunone Adriatica di Sicurta SpA	Italy	3,125	38,453
Royal & Sun Alliance Insurance Group Plc	United Kingdom	13,192	99,394
Sumitomo Marine & Fire Insurance Co., Ltd.	Japan	27,000	150,902

			798,580

Real Estate–3.4%
British Land Co. Plc	United Kingdom	14,871	101,573
Brookfield Properties Corp.	Canada	3,641	69,576
Cheung Kong Holdings, Ltd.	Hong Kong	6,000	65,386
WCM Beteiligungs & Grundbesitz AG *	Germany	3,233	34,659

			271,194

HEALTH CARE–11.1%
Biotechnology–0.2%
Cambridge Antibody Technology Group Plc *	United Kingdom	232	6,770
Celltech Group Plc *	United Kingdom	780	13,159

			19,929

Health Care Equipment & Supplies–1.5%
Fresenius Medical Care AG	Germany	2,122	122,768

			122,768

Health Care Providers & Services–0.4%
Cochlear, Ltd.	Australia	1,548	30,793

Pharmaceuticals–9.0%
Aventis SA, Class A	France	1,055	84,310
Banyu Pharmaceutical Co., Ltd.	Japan	1,000	18,322
Chugai Pharmaceutical Co., Ltd.	Japan	3,000	45,634
GlaxoSmithKline Plc	United Kingdom	3,249	91,511
Merck KGaA	Germany	1,328	46,176
Novartis AG	Switzerland	1,720	62,280
Pharmacia Corp.	United States	1,750	81,601
Roche Holdings AG	Switzerland	1,000	72,085

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA International Growth Fund
Schedule of Investments (continued)

June 30, 2001 (Unaudited)

	Country	Shares	Value

COMMON STOCKS–continued
HEALTH CARE–continued
Pharmaceuticals–continued
Schering AG	Germany	1,149	$60,371
Shire Pharmaceuticals Group, ADR *	United Kingdom	500	27,750
SkyePharma Plc *	United Kingdom	17,800	20,430
Teva Pharmaceutical Industries, Ltd., ADR	Israel	600	37,380
Yamanouchi Pharmaceutical Co., Ltd.	Japan	2,000	56,130
Zeneca Group	United Kingdom	300	13,997

			717,977

INDUSTRIALS–7.8%
Aerospace & Defense–0.7%
Embraer Empresa Brasileira de Aeronautica SA, ADR	Brazil	400	15,620
European Aeronautic Defence & Space Co. *	Netherlands	2,363	43,555

			59,175

Commercial Services & Supplies–2.6%
Canon, Inc.	Japan	1,000	40,414
International Service System *	Denmark	1,400	82,062
Secom Co., Ltd.	Japan	1,000	55,810
Toppan Printing Co., Ltd.	Japan	1,000	10,288
Transiciel SA	France	492	18,433

			207,007

Electrical Equipment–0.2%
Makita Corp.	Japan	1,000	6,302
Matsushita Electric Works, Ltd.	Japan	1,000	11,563

			17,865

Industrial Conglomerates–2.0%
Billabong International *	Australia	4,900	13,246
Compagnie de Saint Gobain	France	569	77,393
Kidde Plc *	United Kingdom	21,241	24,380
Marine-Wendel SA	France	123	5,921
Nitto Kohki Co., Ltd.	Japan	600	10,897
Pinkroccade NV	Netherlands	287	10,458
Smiths Industries Plc	United Kingdom	1,208	14,035

			156,330

Machinery–2.3%
Ashtead Group Plc	United Kingdom	21,700	32,241
Assa Abloy AB, Ser. B	Sweden	4,080	58,350
Fanuc, Ltd.	Japan	400	19,918
Kubota Corp	Japan	14,000	55,681
Rubicon Group *	New Zealand	22,900	6,491
SMC Corp.	Japan	100	10,705

			183,386

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA International Growth Fund
Schedule of Investments (continued)

June 30, 2001 (Unaudited)

	Country	Shares	Value

COMMON STOCKS–continued
INFORMATION TECHNOLOGY–2.8%
Electronic Equipment & Instruments–0.2%
Kyocera Corp.	Japan	200	$17,641

Semiconductor Equipment & Products–0.6%
Samsung Electronics	South Korea	360	53,149

Software–2.0%
Eidos Plc *	United Kingdom	1,026	332
Eidos Plc, ADR *	United Kingdom	3,080	10,714
Misys Plc	United Kingdom	7,200	50,395
Sage Group Plc	United Kingdom	10,500	37,559
SAP AG	Germany	425	59,035

			158,035

MATERIALS–8.1%
Chemicals–2.5%
Akzo Nobel NV	Netherlands	4,017	170,210
Bayer AG	Germany	440	17,283
Pilkington Plc	United Kingdom	9,700	13,729

			201,222

Construction Materials–1.8%
Compagnie Generale des Etablissements Michelin,
Class B	France	1,200	38,003
Holcim, Ltd.	Switzerland	280	57,044
Lafarge SA	France	615	52,640

			147,687

Containers & Packaging–0.6%
Pechiney SA	France	900	45,762

Metals & Mining–0.6%
Anglo American Plc	South Africa	3,087	46,148

			46,148

Paper & Forest Products–2.6%
Sappi, Ltd.	South Africa	18,240	160,620
Timberwest Forest Corp.	Canada	1,113	8,947
UPM-Kymmene Oyj	Finland	1,315	37,210

			206,777

TELECOMMUNICATION SERVICES–2.8%
Diversified Telecommunication Services–1.4%
France Telecom SA	France	700	33,398
Nippon Telegraph & Telephone Corp.	Japan	6	31,272
Telefonica SA *	Spain	3,900	48,122

			112,792

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA International Growth Fund
Schedule of Investments (continued)

June 30, 2001 (Unaudited)

	Country	Shares	Value

COMMON STOCKS–continued
TELECOMMUNICATION SERVICES–continued
Wireless Telecommunications Services–1.4%
China Telecom (Hong Kong), Ltd. *	Hong Kong	6,000	$31,616
NTT Mobile Communication Network, Inc.	Japan	3	52,201
Vodafone Airtouch Plc	United Kingdom	12,200	27,061

			110,878

UTILITIES–1.2%
Electric Utilities–1.2%
Korea Electric Power Corp., ADR	South Korea	4,500	42,750
Suez SA	France	1,800	57,966

			100,716

Total Common Stocks			7,503,917

PREFERRED STOCKS–1.0%
INDUSTRIALS–1.0%
Aerospace & Defense–1.0%
Embraer Empresa Brasileira de Aeronautica SA, ADR	Brazil	8,000	78,630

SHORT-TERM INVESTMENTS–5.2%
MUTUAL FUND SHARES–5.2%
Evergreen Select Money Market Fund ø	United States	417,237	417,237

Total Investments–(cost $8,120,540)–99.7%			7,999,784
Other Assets and Liabilities–0.3%			20,546

Net Assets–100.0%			$8,020,330

144A	Security that may be sold to qualified buyers under Rule 144A of the Securities Act of 1933, as amended.
This security has been determined to be liquid under guidelines established by the Board of Trustees.
*	Non-income producing security.
ø	The advisor of the Fund and the advisor of the money market fund are each a subsidiary of First Union National Bank.
Summary of Abbreviations
ADR	American Depository Receipt
GDR	Global Depository Receipt

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA International Growth Fund
Schedule of Investments (continued)

June 30, 2001 (Unaudited)

At June 30, 2001, the Fund held investments in the following countries:

	Market Value	Percentage of Portfolio Assets

United Kingdom	$1,495,685	18.6%
Japan	1,183,478	14.8%
France	830,794	10.4%
United States	659,046	8.2%
Canada	646,513	8.1%
Germany	550,841	6.9%
Switzerland	480,745	6.0%
Netherlands	376,785	4.7%
South Africa	228,407	2.9%
Sweden	196,452	2.5%
Italy	184,477	2.3%
Hong Kong	178,244	2.2%
Brazil	144,174	1.8%
South Korea	134,811	1.7%
Spain	133,796	1.7%
Egypt	127,805	1.6%
Belgium	120,677	1.5%
Denmark	82,062	1.0%
Australia	44,039	0.6%
Ireland	43,893	0.5%
Israel	37,380	0.5%
Finland	37,210	0.5%
Austria	33,419	0.4%
Singapore	23,123	0.3%
Mexico	19,437	0.2%
New Zealand	6,491	0.1%

	$7,999,784	100.0%

See Notes to Financial Statements.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA International Growth Fund
Statement of Assets and Liabilities

June 30, 2001 (Unaudited)

Assets
Identified cost of securities	$8,120,540
Net unrealized gains on securities	(120,756)

Market value of securities	7,999,784
Foreign currency, at value (cost $59)	59
Receivable for Fund shares sold	5,336
Dividends and interest receivable	18,045
Receivable from investment advisor	10,346

Total assets	8,033,570

Liabilities
Payable for securities purchased	1,741
Payable for closed forward foreign currency exchange contracts	5,403
Due to other related parties	65
Accrued expenses and other liabilities	6,031

Total liabilities	13,240

Net assets	$8,020,330

Net assets represented by
Paid-in capital	$8,867,441
Undistributed net investment income	62,760
Accumulated net realized losses on securities and foreign currency related transactions	(783,373)
Net unrealized losses on securities and foreign currency related transactions	(126,498)

Total net assets	$8,020,330

Shares outstanding	801,501

Net asset value per share	$10.01

See Notes to Financial Statements.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA International Growth Fund
Statement of Operations

Six Months Ended June 30, 2001 (Unaudited)

	Investment income
	Dividends (net of foreign withholding taxes of $11,469)	$97,569
	Interest	11,170

	Total investment income	108,739

	Expenses
	Advisory fee	27,520
	Administrative services fees	4,170
	Transfer agent fee	860
	Trustees’ fees and expenses	33
	Printing and postage expenses	2,557
	Custodian fee	32,197
	Professional fees	6,138
	Other	10,555

	Total expenses	84,030
Less:	Expense reductions	(207)
	Fee waivers	(42,126)

	Net expenses	41,697

	Net investment income	67,042

	Net realized and unrealized gains or losses on securities and foreign currency related transactions
	Net realized gains or losses on:
	Securities	(444,960)
	Foreign currency related transactions	4,662

	Net realized losses on securities and foreign currency related transactions	(440,298)

	Net change in unrealized gains or losses on securities and foreign currency related transactions	(817,639)

	Net realized and unrealized losses on securities and foreign currency related transactions	(1,257,937)

	Net decrease in net assets resulting from operations	$(1,190,895)

See Notes to Financial Statements.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA International Growth Fund
Statement of Changes in Net Assets

	Six Months Ended June 30, 2001 (unaudited)	Year Ended December 31, 2000

Operations
Net investment income	$67,042	$75,149
Net realized losses on securities and foreign currency related transactions	(440,298)	(199,110)
Net change in unrealized gains or losses on securities and foreign currency related transactions	(817,639)	(131,239)

Net decrease in net assets resulting from operations	(1,190,895)	(255,200)

Distributions to shareholders from
Net investment income	(15,865)	(42,946)
Net realized gains	0	(265,192)

Total distributions to shareholders	(15,865)	(308,138)

Capital share transactions
Proceeds from shares sold	854,904	5,462,842
Payment for shares redeemed	(408,137)	(225,103)
Net asset value of shares issued in reinvestment of distributions	15,865	308,138

Net increase in net assets resulting from capital share transactions	462,632	5,545,877

Total increase (decrease) in net assets	(744,128)	4,982,539
Net assets
Beginning of period	8,764,458	3,781,919
End of period	$8,020,330	$8,764,458

Undistributed net investment income	$62,760	$11,583

Other Information:
Share increase (decrease)
Shares sold	78,816	456,226
Shares redeemed	(39,750)	(19,508)
Shares issued in reinvestment of distributions	1,636	26,689

Net increase in shares	40,702	463,407

See Notes to Financial Statements.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA International Growth Fund
Notes to Financial Statements (Unaudited)

1.  ORGANIZATION

The Evergreen VA International Growth Fund (the “Fund”) is a diversified series of Evergreen Variable Annuity Trust (the “Trust”), a Delaware business trust organized on December 23, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity contracts or variable life insurance policies.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

A.  Valuation of Investments

Listed equity securities are valued at the last sale price reported on the national securities exchange, where the securities are principally traded.

Securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

B.  Foreign Currency Translation

All assets and liabilities denominated in foreign currencies are translated in U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on securities.

C.  Foreign Currency Contracts

A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on foreign currency related transactions. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

D.  Security Transactions and Investment Income

Security transactions are recorded no later than one business day after the trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums relating to fixed-income securities held by the Fund. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA International Growth Fund
Notes to Financial Statements (Unaudited) (continued)

E.  Federal Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

F.  Distributions

Distributions to shareholders from net investment income and net realized gains are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

3.  ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly owned subsidiary of First Union Corporation (“First Union”), is the investment advisor to the Fund and is paid a management fee that is calculated and paid daily. The management fee is computed by applying percentage rates, starting at 0.66% and declining to 0.36% per annum as net assets increase, to the average daily net assets of the Fund.

During the six months ended June 30, 2001, the amount of investment advisory fees waived by the investment advisor was $42,126. The impact on the Fund’s annualized expense ratio represented as a percentage of its average daily net assets was 1.01%.

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly owned subsidiary of First Union, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an administrative fee of 0.10% of the Fund’s average daily net assets.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly owned subsidiary of First Union, is the transfer and dividend disbursing agent for the Fund.

Officers of the Fund and affiliated Trustees receive no compensation directly from the Fund.

4.  SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $7,115,913 and $6,290,700, respectively, for the six months ended June 30, 2001.

On June 30, 2001, the aggregate cost of securities for federal income tax purposes was $8,120,540. The gross unrealized appreciation and depreciation on securities based on that cost was $451,963 and $572,719, respectively, with a net unrealized depreciation of $120,756.

For income tax purposes, capital losses incurred after October 31 within a Fund’s fiscal year are deemed to arise on the first business day of the Fund’s following fiscal year. As of December 31, 2000, the Fund incurred and elected to defer post October losses of $250,787.

5.  EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and its custodian, a portion of the fund expenses have been reduced. The Fund received $207 in expense reductions. The impact of the total expense reductions on the Fund’s annualized expense ratio represented as a percentage of its average nets assets was 0.01%.

6.  DEFERRED TRUSTEES’ FEES

Each independent Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen Funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA International Growth Fund
Notes to Financial Statements (Unaudited) (continued)

7.  FINANCING AGREEMENT

The Fund and certain other Evergreen Funds share in a $775 million unsecured revolving credit commitment to temporarily finance the purchase or sale of securities for prompt delivery, including funding redemption of their shares, as permitted by each Evergreen Fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the Evergreen Funds are charged an annual commitment fee of 0.10% of the unused balance, which is allocated pro rata. For its assistance in arranging the financing agreement, First Union Capital Markets Corp. was paid a one-time arrangement fee of $150,000, which was charged to the Evergreen Funds and also allocated pro rata.

During the six months ended June 30, 2001, the Fund had no borrowings under this agreement.

8.  CONCENTRATION OF RISK

Investment in a Fund that concentrates its investments in a single sector or industry entails greater risks than an investment in a Fund that invests its assets in numerous sectors or industries. The Fund may be vulnerable to any development in its concentration sector or industry that may weaken the sector or industry. As a result, the Fund’s shares may fluctuate more widely in value than those of a Fund investing in a number of different sectors or industries.

9.  CHANGE IN ACCOUNTING PRINCIPLE

As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies which amends certain accounting practices and disclosures, including amortization of premiums and accretion of discounts. Accordingly, the Fund began amortizing premium and accreting discount on all fixed-income securities. Prior to January 1, 2001, the Fund did not amortize premiums or accrete discounts on fixed-income securities. The Fund held no fixed-income securities prior to January 1, 2001 nor during the current reporting period and as a result adopting the accounting change has no impact to current year financial statements.

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Variable Annuities

NOT FDIC INSURED	May lose value No bank guarantee

Evergreen Investment Services, Inc.

58913	558961 6/01